UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of report (Date of earliest event reported) August 3, 2012

CU BANCORP

(Exact name of registrant as specified in its charter)

California	000-54774	90-0779788
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

15821 Ventura Boulevard, Suite 100, Encino, California		91436
(Address of Principal Executive Offices)		(Zip Code)

(818) 257-7700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 3, 2012, California United Bank, the wholly owned subsidiary of CU Bancorp (the “Company”) announced its financial results for the second quarter ended June 30, 2012. At June 30, 2012, California United Bank was not a subsidiary of the Company, but as of the date hereof is such a subsidiary. A copy of this release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this report shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly stated by specific reference in such filing.

Subsequent to June 30, 2012, on July 31, 2012, CU Bancorp and California United Bank completed the following transactions:

(i)	The formation of a bank holding company (“CU Bancorp”) for California United Bank (the “Bank”) and the related bank holding company reorganization pursuant to an Agreement and Plan of Merger dated December 8, 2011 (the “Merger Agreement”) and the related Agreement to Merge and Plan of Bank Holding Company Formation. CU Bancorp became the sole shareholder of California United Bank, in a one-to-one exchange of shares of California United Bank common stock for CU Bancorp common stock. Following the transaction, CU Bancorp common stock began to trade on the Over-the-Counter Bulletin Board (“OTCBB”) under the ticker symbol “CUNB”.

(ii)	The acquisition of Premier Commercial Bancorp (“PC Bancorp”) pursuant to an Agreement and Plan of Merger dated December 8, 2011, through a series of mergers and by the merger of PC Bancorp into CU Bancorp (the “Bancorp Acquisition”; and

(iii)	The acquisition of Premier Commercial Bank, N.A. through the merger of the Premier Commercial Bank, N.A. into California United Bank (the “Bank Acquisition”).

Additional Information

Additional information and details of the transactions were previously disclosed in the joint proxy statement/prospectus in the Registration Statement on Form S-4 filed by CU Bancorp with the Securities and Exchange Commission (the “SEC”) on April 13, 2012, as amended on June 19, 2012 (SEC File No. 333-180739) (the “Joint Proxy Statement/Prospectus”), the Current Report on Form 8-K filed with the SEC on August 2, 2012 and the Current Report on Form 8-KA filed with the SEC on August 3, 2012. Any description of the Merger Agreement is qualified in its entirety by reference to the complete copy of the Merger Agreement which is included as Appendix A in the Joint Proxy Statement/Prospectus and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

2.1	Agreement to Merge and Plan of Holding Company Formation, by and between CU Bancorp and CU Merger Sub I, dated as of December 8, 2011 (incorporated by reference to Exhibit 2.1 and as Appendix A to the Registration Statement on Form S-4 (File No. 333-180739) filed with the Securities and Exchange Commission June 19, 2012)

2.2	Agreement and Plan of Merger, by and between CU Bancorp, California United Bank, Premier Commercial Bancorp and Premier Commercial Bank, dated as of December 8, 2011 (incorporated by reference to Exhibit 2.2 and as Appendix B to the Registration Statement on Form S-4 (File No. 333-180739) filed with the Securities and Exchange Commission June 19, 2012)

99.1	Press Release dated August 3, 2012 reporting the financial results of California United Bank for the quarter ended June 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 3, 2012	CALIFORNIA UNITED BANK

/s/ Anita Wolman
Anita Wolman, Executive Vice President & General Counsel
(Duly Authorized Representative)

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 3, 2012 reporting the financial results of California United Bank for the quarter ended June 30, 2012.